Employee Benefit - Additional Information (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Disclosure Of Defined Benefit Plans [Abstract]
Total charges for defined contribution pension plans	$ 1,280	$ 1,237	$ 1,172
Net benefit cost	570	590	$ 551
Employee benefit liability, amount recognized in current liabilities	877	594
Employee benefit liability, amount recognized in non-current liabilities	7,416	6,058
Amount of long service leave	$ 586	$ 527